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                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT


        THIS PURCHASE AGREEMENT (this "Agreement") is made as of the 25th day of August 2000, by and among CERUS CORPORATION, a Delaware corporation (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Investor").

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 1,200,000 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of the Company to certain investors in a private placement (the "Offering"). The Company reserves the right to increase or decrease the number of Shares offered and sold in the Offering prior to the Closing Date (as defined below).

2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in
Section 3 hereof), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, 700,000 Shares at price of $35,000,000 (the "Aggregate Purchase Price"). If the Closing has not occurred by September 5, 2000, the Company's obligation to sell and the Investor's obligation to purchase the Shares will terminate.

3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Cooley Godward LLP, 3175 Hanover Street, Palo Alto, California 94304 at 10:00 a.m. PDT on August 28, 2000, or such other time and place as the Company and the Investor shall agree (the "Closing Date") to be specified by the Company and the Investor. Subject to the terms and conditions of this Agreement, at the Closing, the Investor shall pay the Aggregate Purchase Price to the Company or its order by wire transfer of immediately available funds to the account specified by the Company. Such payment shall be made upon delivery of a certificate or certificates for the Shares to the account of the Investor, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.

4. Representations, Warranties and Covenants of the Company. The Company hereby to, and covenants with, the Investor, as follows:

        4.1 Organization. The Company is duly incorporated and validly existing and in good standing under the laws of the State of Delaware. The Company does not control, directly or indirectly, any interests in any other corporation, association or other business entity. The Company has corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Exchange Act Documents (as defined below) and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be



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so qualified would have a material adverse effect upon the business, financial condition, results of operations, assets, properties, customers, suppliers, employee relations or business prospects of the Company ("Material Adverse Effect"), and, to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

        4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        4.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Shares to be sold by the Company under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or a material acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other material evidence of indebtedness or any material indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreement and the valid issuance and sale of the Shares to be sold pursuant to this Agreement, other than such as have been made or obtained, except for any securities filings required to be made under federal or state securities laws, and except where any failure to obtain any of the foregoing would not have a Material Adverse Effect.



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        4.4 Capitalization. The authorized capital stock of the Company as of
June 30, 2000 consisted of 50,000,000 shares of Common Stock (par value $ .001 per share), 12,804,355 shares of which are issued and outstanding, and 5,000,000 shares of Preferred Stock (par value $ .001 per share), 5,000 shares of which are designated Series A Preferred Stock, all of which are issued and outstanding, and 3,327 shares of which are designated Series B Preferred Stock, all of which are issued and outstanding. The Company has not issued any capital stock since June 30, 2000 other than pursuant to the Company's employee benefit plans. The Shares to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options, except such as have been waived. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except such as have been waived. Except as set forth in the Amended and Restated Investors' Rights Agreement by and among the Company and certain stockholders, as amended to date (the "Investors' Rights Agreement"), and the Amended and Restated Development, Manufacturing and Marketing Agreement between the Company and Baxter Healthcare Corporation dated June 30, 1998, there are no stockholders agreements or voting agreements with respect to the Common Stock to which the Company or any affiliate of the Company is a party.

        4.5 Legal Proceedings. Except as disclosed in the Exchange Act Documents, there is no legal, governmental, administrative or arbitration proceeding pending to which the Company is a party or of which the business or property of the Company is subject or, to the best of the Company's knowledge, overtly threatened against it, that would, if adversely determined against it, have a Material Adverse Effect or materially affect the power of the Company to perform its obligations hereunder or to consummate the transactions contemplated hereby.

        4.6 No Violations. The Company is not in violation of its charter, bylaws or other organizational document, or, to the Company's knowledge, in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness, or in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which its property is bound, which would be reasonably likely to have a Material Adverse Effect.



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        4.7 Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

        4.8 Intellectual Property.

        (a) Except as disclosed in the Exchange Act Documents, the Company has exclusive ownership or a valid license to use all patent, copyright, trade secret, trademark or other proprietary rights that are used in the business of the Company and are material to the Company (collectively, "Intellectual Property"). All of such material patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

        (b) Except as disclosed in the Exchange Act Documents, all material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property and (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and there is no material default by the Company.

        (c) To the Company's knowledge, no proceedings have been instituted or are pending which challenge in a material manner the rights of the Company in respect to the Company's right to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted.

        (d) The Company believes it has taken such reasonable steps as are required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

        (e) Except as disclosed in the Exchange Act Documents, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect; and (ii) no material proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. The Company has not received or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect. To the Company's knowledge, there exists no third party unexpired patent or patent application



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which includes claims that would be infringed by, or otherwise have a Material
Adverse Effect. To the knowledge of the Company, the Company is not making unauthorized use of any material confidential information or trade secrets of any third party. To the Company's knowledge, the activities of the Company or any employee on behalf of the Company do not violate any material agreements or arrangements known to the Company which any such employees have with other persons, if any.

        4.9 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the Exchange Act Documents.

        4.10 No Material Adverse Effect. Since June 30, 2000, (i) there has not been (i) any Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has been sustained which has a Material Adverse Effect.

        4.11 Listing Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act (as defined below) and is listed on the Nasdaq National Market of the Nasdaq Stock Market (the "Nasdaq Stock Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Stock Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

        4.12 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof or, if amended, when amended did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading:

        (a) Annual Report on Form 10-K for the Year Ended December 31, 1999, filed with the SEC on March 30, 2000;

        (b) Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2000, filed with the SEC on May 10, 2000;

        (c) Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2000, filed with the SEC on August 8, 2000;



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        (d)     Definitive Proxy Statement filed with the SEC on April 11, 2000;
                and

        (e) All other documents, if any, filed by the Company with the SEC since August 8, 2000 pursuant to the reporting requirements of the Exchange Act (collectively, the "Exchange Act Documents").

        4.13 Listing. The Company shall use its reasonable best efforts to comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market.

        4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

        4.15 Accountants. Ernst & Young LLP, who the Company expects will consent to the inclusion or incorporation by reference of their opinion with respect to the financial statements from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 in the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

        4.16 Contracts. The contracts described in the Exchange Act Documents or incorporated by reference therein that are material to the Company on the date hereof are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

        4.17 Properties. The Company has good and marketable title to all the properties and assets reflected as owned by the Company in the financial statements included in or incorporated by reference into the Exchange Act Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, (ii) those of the United States Government to exercise rights with respect to inventions made with Government support, or (iii) those which are not material in amount and do not materially adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business. Except as disclosed in the Exchange Act Documents, the Company or one of its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

        4.18 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

        4.19 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.



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        4.20 Investment Company; Investment Advisor. The Company is not an
"investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the Company will not be required to register as an investment company as a result of the transactions contemplated by the Agreements. The Company is not an "investment advisor," "affiliated company" or an "affiliated person" of an investment advisor within the meaning of the Exchange Act.

        4.21 Offering Materials. Other than this Agreement and the Exchange Act Documents (the "Offering Materials"), the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares.

        4.22 Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

        4.23 Contributions. The Company has not at any time since its incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

        4.24 Exempt Transaction. Subject to the accuracy of the Investor's representations in Section 5 of this Agreement, the issuance and sale of the Shares will constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act) in reliance upon Section 4(2) of the Securities Act and the regulations promulgated pursuant thereto and state securities laws; and neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D of the Securities Act) or any agent acting on behalf of the Company or any such affiliate has directly, or through any agent, sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
Act) which is or will be integrated with the sale of the Shares in a manner that would require registration under the Securities Act of the offering of the Shares contemplated by the Agreements.

        4.25 Eligibility for Use of Form S-3. The Company meets the eligibility requirements set forth in paragraph I of the General Instructions to Form S-3 for the use of such form for the registration of securities in a transaction involving secondary offerings, as described in such General Instructions.



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5.      Representations, Warranties and Covenants of the Investor.

        5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies and has reviewed the Offering Materials; (ii) the Investor is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other person regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, including the prospectus delivery requirements thereunder if applicable, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the information provided by the Investor on the signature page is true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information; and (vi) the Investor has, in connection with its decision to purchase the Shares relied upon the representations and warranties of the Company contained herein, the Offering Materials and the legal opinion of counsel to the Company and other documents delivered by or on behalf of the Company at the Closing. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

        5.2 The Investor acknowledges and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit a public offering of the Shares, or possession or distribution of the Offering Materials or any other offering or publicity materials relating to the Shares, in any jurisdiction outside the United States where action for that purpose is required.

        5.3 The Investor understands that the Shares are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

        5.4 It is understood that the stock certificates for the Shares shall bear a legend in substantially the following form unless and until the resale of the Shares pursuant to an effective Registration Statement or until the Shares may be sold under Rule 144 without restrictions:


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           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
           SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR, THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

        5.5 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreement of the Investor herein may be legally unenforceable.

        5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

6. Conditions to the Obligations of the Investor. The obligations of the Investor under this Agreement are subject to the fulfillment, or the waiver by the Investor, of the conditions set forth in this Section 6 on or before the Closing Date.

        6.1 Accuracy of Representations and Warranties. Each representation and warranty of the Company contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

        6.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

        6.3 Opinion of Counsel. The Investor shall have received an opinion from Cooley Godward LLP, counsel to the Company, dated as of the Closing Date, addressed to the Investor, substantially to the effect that:

        (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its property and conduct its business as described in the Exchange Act Documents.

        (b) The Shares have been duly authorized and, when issued, delivered and paid for at the Closing, the Shares will be validly issued, fully paid and nonassessable; and the holders of outstanding shares of the capital stock of the Company are not entitled to preemptive or, to such counsel's knowledge, similar rights to subscribe for the Shares.

        (c) This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery of this Agreement by the other party or parties thereto, the Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, rehabilitation, oratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity regardless of whether such enforceability is sought in a proceeding at law or in equity and subject further to the possible unenforceability of indemnification and contribution provisions in the event of a violation of securities laws.

        (d) None of the issuance or sale of the Shares by the Company, the compliance by the Company with all of the provisions of the Agreement or the consummation of the transactions contemplated hereby will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the provisions of the Certificate of Incorporation or By-laws of the Company or any applicable statute or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States of America or the State of Delaware having jurisdiction over the Company, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or laws as to which no opinion need be expressed.

        (e) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States of America having jurisdiction over the Company is required to be obtained by the Company for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act state securities or Blue Sky laws (as to which state securities or Blue Sky laws we express no opinion) for the execution, delivery and performance by the Company of this Agreement or the transactions contemplated hereby.

        (f) On the basis of and in reliance on the accuracy and completeness of the representations and warranties of the Investor, the offer and sale of the Shares pursuant to this Agreement are exempt from the requirements of Section 5 of the Securities Act; however, no opinion need be expressed as to when and under what circumstances Shares acquired by the Investor upon original issuance as contemplated by this Agreement may be reoffered or resold without registration under the Securities Act.

        (g) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        6.4 Certificates and Documents. The Company shall have delivered to the
Investor:

        (a) a certificate of the Secretary or Assistant Secretary of the Company dated as of the Closing Date, certifying as to (i) the incumbency of officers of the Company executing this Agreement and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of the Company, as in effect on and as of the Closing Date, (iii) a copy of the resolutions of the Board of Directors of the Company; and

        (b) a certificate executed by the Chief Financial Officer of the Company as of the Closing Date, certifying to the fulfillment of the conditions to the Investor's obligations under this Agreement, as set forth in Sections 6.1, 6.2,
6.5 and 6.6.

        6.5 Extraordinary Events. Since the date of this Agreement, there shall not have occurred (a) a suspension or material limitation in the trading in securities generally on the NYSE or the Nasdaq National Market or the establishment of minimum prices on such exchanges; (b) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (c) any outbreak or escalation of hostilities involving the United States or any other national or international calamity or emergency.

        6.6 Material Changes. Since the date of this Agreement, there has not been any Material Adverse Change.

        6.7 Other Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing by this Agreement, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Investor and its counsel, and the Investor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

7. Conditions to the Obligations of the Company. The obligations of the Company under this Agreement are subject to the fulfillment, or the waiver by the Company, of the conditions set forth in this Section 7 on or before the Closing Date.

        7.1 Accuracy of Representations and Warranties. Each representation and warranty of the Investor contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

        7.2 Performance. The Investor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Investor prior to or at the Closing.

8. Survival of Representations, Warranties and Agreements; Assignability of Rights. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Investor herein, except as otherwise provided herein, shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefore for a period of one year. Except as otherwise provided herein,
(i) the covenants, agreements, representations and warranties of the Company made herein shall bind the Company's successors and assigns and shall inure to the benefit of the

Investor and the Investor's successors and assigns and (ii) the covenants, agreements, representations and warranties of the Investor made herein shall bind the Investor's successors and assigns and shall inure to the benefit of the company and the Company's successors and assigns.

9. Registration of the Shares; Compliance with the Securities Act.

        9.1 Registration Procedures and Expenses. The Company shall:

        (a) Promptly following the Closing, prepare and file with the SEC a registration statement (the "Registration Statement") on Form S-3 (or, if the Company is not then eligible to use such form, on any other form of registration statement promulgated by the SEC which would cover the resale of the Shares) covering the resale of the Shares by the Investor from time to time; provided however, that the Company will furnish to the Investor and its counsel copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will give reasonable consideration in good faith to any comments of Investor and such counsel regarding such registration statement.

        (b) Use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than 90 days after the Closing Date. If the Registration Statement is not declared effective by 135 days after the Closing Date for reasons other than undue delays occasioned by the Securities and Exchange Commission and of which the Company will give Investor notice and which Investor agrees are undue delays, which agreement will not be unreasonably withheld, the Purchaser shall be entitled to receive a penalty payment accruing at the rate of fifty thousand dollars ($50,000) per month on the amount of the Aggregate Purchase Price from the 136th day after the Closing Date until the Registration Statement becomes effective, the accrued and unpaid amount of such payment to be paid on the last day of each month up to and including the month in which the Registration Statement becomes effective.

        (c) Use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of the date on which the Investor may sell all Shares then held by the Investor without restriction under Rule 144 of the Securities Act, or such time as no Shares are held by the Investor. Notwithstanding the foregoing, following the effectiveness of the Registration Statement, the Company may, at any time, suspend the effectiveness of such Registration Statement for up to 60 days, as appropriate (a "Suspension Period") by giving notice to the Investor, if the Company shall have determined that the Company may be required to disclose any material corporate development disclosure of which may have a material adverse effect on the Company. No more than two Suspension Periods may occur in any twelve month period unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 9.1(c) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company. The period of any such suspension of the Registration Statement shall be added to the period of time the Company has agreed in this subsection (c) to keep the Registration Statement effective. The Company shall use its reasonable best efforts to limit the duration and number of any Suspension Periods. The Investor agrees that, upon receipt of any notice from the Company of a Suspension Period, the Investor shall discontinue disposition of the Shares under such Registration Statement and applicable prospectus until the Investor (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.;

        (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request

        (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

        (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 9.1 and the registration of the Shares pursuant to the Registration Statement; and

        (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

        (h) With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) during the period referred to in clause (i) of this paragraph furnish to the Investor upon request, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

        9.2 Piggyback Registrations.

        (a) Solely in the event that (i) the Company does not file the Registration Statement as required by Section 9.1(a) or (ii) the Registration Statement does not become effective as required by Section 9.1(b), the Company shall use its reasonable best efforts to obtain the consent required under the Investors' Rights Agreement in order to grant piggyback registration rights to the Investor as set forth below. The provisions of Section 9.2 set forth below shall not become effective unless and until the consent set forth in the preceding sentence has been obtained.

        (b) The Company shall use its best efforts to notify the Investor, to the extent it holds Shares that may not be sold without restriction under the Securities Act ("Registrable Securities") in writing at least twenty (20) days before filing any registration statement under the Securities Act for purposes of effecting an underwritten public offering by the Company of securities of the Company (excluding registration statements relating to any employee benefit plan or a corporate merger, acquisition or reorganization, or any Form S-3 shelf registration statements relating to the non-underwritten offer and sale of securities for the account of persons or entities other than the Company) and will afford the Investor an opportunity to include in such registration statement all or any part of the Registrable Securities then held by the Investor. The Investor shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing of the number of Registrable Securities, if any, the Investor wishes to include in such registration statement. If the Investor decides not to include all of its Registrable Securities in any such registration statement filed by the Company, the Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Investor's rights to include any Registrable Securities in any offering under this Section are subject in all events to the ability of the managing underwriter for such offering, in its sole discretion, to exclude some or all of the Registrable Securities requested to be registered on the basis of a good faith determination that inclusion of such securities might adversely affect the success of the offering or otherwise adversely affect the Company. Any such exclusion shall be pro rata among all holders who have requested to sell Registrable Securities in such registration.

        (c) Underwriting. If a registration statement under which the Company gives notice under this Section is for an underwritten offering, then the Company shall so advise the Investor. In such event, the right of the Investor's Registrable Securities to be included in a registration pursuant to this Section shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Registrable Securities in the underwriting to the extent provided herein. The Investor shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting and shall furnish such information and documents as the Company or the managing underwriter or underwriters may reasonably request. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude any or all of the Registrable Securities from the registration and the underwriting, which, in the event less than all Registrable Securities are excluded, shall be pro rata among all holders who have requested to sell Registrable Securities in such registration. If the Investor disapproves of the term of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

        (d) Expenses. The Investor shall be responsible for its pro rata share of registration fees and underwriters' and brokers' discounts and commissions relating to any Registrable Securities included in such registration. Other registration expenses (such as legal and accounting fees of counsel to the Company, printing fees, road show expenses, and the like) shall be borne by the Company.

        (e) Number of Piggyback Registrations. The piggyback registration rights granted to the Holders under this Section shall apply only to the first two registrations filed by the Company after the Closing.

        9.3 Information by Investor. The Investor shall promptly furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may request in writing and as shall be required from time to time in connection with any registration, qualification or compliance referred to in this Section 9.

        9.4 Indemnification. For the purpose of this Section 9.4: (i) the term "Selling Stockholder" shall include the Investor and any officer, director, employee, agent, affiliate and any person who is deemed to be in control of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or affiliate of such Investor; (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 9.1; and (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the Registration Statement or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Selling Stockholder.

        (b) Each Selling Stockholder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Selling Stockholder specifically for use in the Registration Statement, and the Selling Stockholder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that (i) no Selling Stockholder shall be liable for any untrue statement that is corrected by any Selling Stockholder in writing to the Company or its agents prior to the sale of the Shares, and the Selling Stockholder does not effect a sale of shares using a prospectus that does not contain such corrected disclosure (it being understood that the Company will use its best efforts to correct any untrue statement by the Company as soon as they receive notice of the incorrect disclosure), and (ii) in no event shall the liability of any Selling Stockholder exceed the amount of the net proceeds of the sale of the Shares received by such Selling Stockholder giving rise to such indemnification obligation.

        (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 9.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 9.4 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

        (d) If the indemnification provided for in this Section 9.4 for any reason is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things whether the action relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Shares to which such loss relates, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                (a)     if to the Company, to:

                        Cerus Corporation
                        2525 Stanwell Drive, Suite 300
                        Concord, CA  94520
                        Attn: Vice President, Legal Affairs

                (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing in accordance with this Section 10.

        11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

        12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law provisions thereof, and the federal law of the United States of America.

        15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

        16. Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement.

        17. Publicity. The parties to this Agreement agree that shortly after the Closing Date, the Company will issue a press release to disclose the transaction contemplated by this agreement, provided, however, that any such press release does not cause the offering contemplated by this Agreement to violate Section 5 of the Securities Act, including but not limited to Rule 135c of the Securities Act. However, neither party hereto shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, which may not be unreasonably withheld, except as may be required by applicable law or regulation. The Investor understands that the Company is subject to the rules and regulations of the SEC and the Nasdaq National Market applicable to public disclosures.

        18. Limitation of Liability. Company acknowledges and agrees that all liabilities of Investor, arising directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the fund and that no trustee, officer or holder of shares of beneficial interest of the fund shall be personally liable for any liabilities of the fund. The fund's Declaration of Trust, which is on file with the Commonwealth of Massachusetts, describes the responsibilities and liabilities of such parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below.


                                     JANUS INVESTMENT FUND, ON BEHALF OF ITS
                                     SERIES JANUS GLOBAL LIFE SCIENCES FUND


                                     By:   /s/ Heidi J. Walter
                                        ----------------------------------------
                                     Print Name:  Heidi J. Walter
                                     Title: Vice President and Assistant General
                                     Counsel
                                     Address: 100 Filmore Street
                                              Denver, CO  80206

                                     Number of Shares:      700,000

                                     Aggregate Purchase Price:
                                     $35,000,000

                                     Tax ID No.:    84-1474315

                                     Contact name:  John Porro

                                     Telephone:  (303) 336-7403

                                     Name in which shares should be
                                     registered (if different):
                                     Buoybreese & Co.

Accepted and Agreed to by :
                                     CERUS CORPORATION

                                     By:    /s/ Greg W. Schafer
                                        ----------------------------------------
                                     Print Name: Greg W. Schafer
                                     Title: Chief Financial Officer
                                     Date: August 25, 2000